Exhibit 99.1

Contacts:	Investor Contact:	Media Contact:
	Tom Rathjen	Stephanie Tomei
	Vice President, Investor Relations	Manager, Public Relations
	+1 (408) 789-4458	+1 (408) 789-4234
	trathjen@accuray.com	stomei@accuray.com

Accuray Hires Chief Financial Officer

SUNNYVALE, Calif., December 4, 2008 – Accuray Incorporated (Nasdaq: ARAY), a global leader in the field of radiosurgery, announced today that the company has hired Derek Bertocci as its chief financial officer.

Bertocci, who has been serving as the chief financial officer of BioForm Medical, Inc., a publicly-traded medical aesthetics company headquartered in San Mateo, Calif., since October 2006, will begin at Accuray on January 1, 2009.

“We are very pleased to have someone with Derek’s experience join the Accuray management team,” said Euan S. Thomson, Ph.D., president and CEO of Accuray Incorporated. “His established track record in the financial management of leading medical device and surgical companies will add tremendous value to our business.”

Bertocci served as the chief financial officer of BioForm Medical since October 2006 and added the title of corporate secretary in July 2007. From June 2005 to July 2006, he was chief financial officer of Laserscope, a publicly traded provider of lasers and fiber optic devices for urology and aesthetic surgery. From March 2004 to May 2005, Bertocci served as chief financial officer of VISX Incorporated, a publicly traded provider of systems for laser vision correction surgery and from 1998 to March 2004, he served as vice president and controller of VISX.

Bertocci earned his Certified Public Accountant (CPA) certification while working for PricewaterhouseCoopers. He holds a B.A. from Stanford University and an M.B.A. from the University of Southern California.

Holly Grey, who was serving as the company’s interim principal financial officer, will return to her role as Accuray’s senior vice president of finance.

About the CyberKnife® Robotic Radiosurgery System

The CyberKnife Robotic Radiosurgery System is the world’s only robotic radiosurgery system designed to treat tumors anywhere in the body non-invasively. Using continual image guidance technology and computer controlled robotic mobility, the CyberKnife System automatically tracks, detects and corrects for tumor and patient movement in real-time throughout the treatment. This enables the CyberKnife System to deliver high-dose radiation with pinpoint precision, which minimizes damage to surrounding healthy tissue and eliminates the need for invasive head or body stabilization frames.

About Accuray

Accuray Incorporated (Nasdaq: ARAY), based in Sunnyvale, Calif., is a global leader in the field of radiosurgery dedicated to providing an improved quality of life and a non-surgical treatment option for those diagnosed with cancer. Accuray develops and markets the CyberKnife Robotic Radiosurgery System, which extends the benefits of radiosurgery to include extracranial tumors, including those in the spine, lung, prostate, liver and pancreas. To date, the CyberKnife System has been used to treat more than 50,000 patients worldwide and currently more than 145 systems have been installed in leading hospitals in the Americas, Europe and Asia. For more information, please visit www.accuray.com.

Safe Harbor Statement

The foregoing may contain certain forward-looking statements that involve risks and uncertainties, including uncertainties associated with the medical device industry. Except for the historical information contained herein, the matters set forth in this press release, including statements relating to clinical studies, regulatory review and approval, and commercialization of products are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. You should not put undue reliance on any forward-looking statements. Important factors that could cause actual performance and results to differ materially from the forward-looking statements we make include: market acceptance of products; competing products, the combination of our products with complementary technology; and other risks detailed from time to time under the heading “Risk Factors” in our report on Form 10-K for the year ended June 30, 2008 as updated from time to time by our quarterly reports on Form 10-Q, our Form 12b-25 dated November 7, 2008, our Form 8-K dated November 20, 2008, and our other filings with the Securities and Exchange Commission. The Company’s actual results of operations may differ significantly from those contemplated by such forward-looking statements as a result of these and other factors. We assume no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws.

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